UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2023

MariaDB plc

(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(855) 562-7423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Proposals and Director Nominations for the 2023 Annual Meeting of Members

MariaDB plc, an Irish public limited corporation (“MariaDB”), will hold its 2023 annual meeting of members (the “2023 Annual Meeting”) on June 29, 2023. Further details about the 2023 Annual Meeting, including the time and location, will be set forth in MariaDB’s proxy statement.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders of MariaDB may present proposals for inclusion in MariaDB’s proxy statement for the 2023 Annual Meeting by submitting their proposals to MariaDB a reasonable time before it begins to print and send its proxy materials. MariaDB has set February 10, 2023 as the deadline for receipt of shareholder proposals for inclusion in MariaDB’s proxy statement pursuant to Rule 14a-8.

For any director nominations and shareholder proposals to be properly brought before the 2023 Annual Meeting, shareholders must deliver to the Company Secretary their nominations and proposals pursuant to the Amended Memorandum and Articles of Association of MariaDB (the “Amended Memorandum and Articles of Association”). To be timely, notice by a shareholder of any such nomination or proposal must have been provided not earlier than the open of business on March 31, 2023 and not later than the close of business on May 1, 2023 and must otherwise comply with the applicable requirements in the Amended Memorandum and Articles of Association.

All proposals by shareholders and notices of nominations and other general business should be sent to: MariaDB, 699 Veterans Blvd, Redwood City, CA 94063, Attention: Company Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: January 4, 2023
	By:	/s/ Michael Howard
Michael Howard
Chief Executive Officer

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